UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 26, 2017

Hilton Worldwide Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703) 883-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Item 8.01    Other Events.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 4, 2017, Hilton Worldwide Holdings Inc. (the "Company") completed the separation of a portfolio of its hotels and resorts and its timeshare business into two publicly traded companies: Park Hotels & Resorts Inc. ("Park") and Hilton Grand Vacations Inc. ("HGV"), respectively. As a result of these separations, the combined historical results of operations and financial position of Park and HGV have been reported as discontinued operations beginning with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (the "First Quarter 2017 10-Q"), filed with the SEC on May 2, 2017. In addition, on May 24, 2017, the Company filed a Current Report on Form 8-K with the SEC (the "May 24, 2017 8-K") in order to retrospectively revise and supersede certain information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "2016 10-K") to reflect Park and HGV as discontinued operations.

This Form 8-K further revises and supersedes the following item included in the 2016 10-K solely in order to revise Note 24 of the financial statements included in the 2016 10-K to present separate columnar disclosure with respect to Hilton Domestic Operating Company Inc. ("HOC") in its capacity as successor issuer of the Company’s 4.250% Senior Notes due 2024. Information with respect to HOC, which previously served as a guarantor of the 5.625% Senior Notes due 2021 (the "2021 Notes") issued by Hilton Worldwide Finance LLC and Hilton Worldwide Finance Corp. (the "HWF Issuers") prior to the redemption of the 2021 Notes in March 2017, and currently serves as a guarantor of the 4.625% Senior Notes due 2025 (the "2025 Notes") and the 4.875% Senior Notes due 2027 (the "2027 Notes") issued by the HWF Issuers, had previously been presented on a combined basis in the columnar disclosure for all guarantors of the 2021 Notes, the 2025 Notes and the 2027 Notes, as applicable.

Part II-Item 8. Financial Statements and Supplementary Data

The exhibits included with this Current Report on Form 8-K, which are incorporated herein by reference, have been updated solely for matters relating to the reclassification of the historical results of operations and financial positions of Park and HGV as discontinued operations, and to update the presentation of historical guarantor information as described above and have not otherwise been updated for events occurring after the filing of the 2016 10-K. Therefore, this Current Report on Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s 2016 10-K and filings made by the Company with the SEC subsequent to the 2016 10-K filing, including the May 24, 2017 8-K and First Quarter 2017 10-Q.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Part II—Item 8. Financial Statements and Supplementary Data.
101.1 INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: July 26, 2017

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Part II—Item 8. Financial Statements and Supplementary Data.
101.1 INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.